SUMMARY PROSPECTUS
Managers AMG FQ Tax-Managed U.S. Equity Fund

MARCH 1, 2011	Class A: MFQAX Class C: MFQCX Institutional Class: MFQTX
(As supplemented May 31, 2011)

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus and statement of additional information, dated March 1, 2011, as supplemented May 31, 2011, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Managers AMG FQ Tax-Managed U.S. Equity Fund’s (the “Fund”) investment objective is to achieve long-term after-tax returns for investors.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest, at least $25,000 in Class A shares of funds offered by the Managers Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 34 of the Fund’s prospectus and “Reductions and Waivers of Sales Charges” on page 54 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or redemption proceeds)	None	[1]	1.00%	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional Class
Management Fee	0.85%	0.85%	0.85%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses	0.34%	0.34%	0.34%

Total Annual Fund Operating Expenses	1.44%	2.19%	1.19%

Fee Waiver and Expense Reimbursements[2]	(0.20)%	(0.20)%	(0.20)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements	1.24%	1.99%	0.99%

[1]

For purchases of Class A shares of $1 million or more that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed or exchanged for shares not subject to an initial sales charge within the first 18 months of purchase.

[2]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2012, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.24%, 1.99% and 0.99% of the average daily net assets of Class A shares, Class C shares, and Institutional Class shares, respectively, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

SUM002-0511

MANAGERS AMG FQ TAX-MANAGED U. S. EQUITY FUND SUMMARY PROSPECTUS

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2012. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$694	$986	$1,299	$2,184

Class C	$302	$666	$1,156	$2,508

Institutional Class	$101	$358	$635	$1,425

The figures shown above for Class A and Institutional Class shares would be the same whether you sold your shares at the end of a period or kept them. For Class C shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$202	$666	$1,156	$2,508

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the U.S. First Quadrant L.P. (“First Quadrant”) considers issuers to be located in the U.S. if they are organized in the U.S., have their principal place of business in the U.S., or their securities are traded principally in the U.S. The Fund will ordinarily invest in approximately 75 to 250 stocks; however, the number of stocks will vary depending on market conditions and the size of the Fund.

First Quadrant will pursue the Fund’s objective by investing in a diversified portfolio of U.S. equity securities (generally common and preferred stocks) that reflects the characteristics of the Russell 3000® Index (the “Benchmark”) in terms of industry, earnings growth, valuation, and similar measurements. The Benchmark measures the performance of the largest 3,000 U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of December 31, 2010, the Benchmark had a market capitalization range of approximately $19.9 million to $368.7 billion.

First Quadrant will manage the Fund’s portfolio to minimize taxable distributions to shareholders and will apply a variety of tax-sensitive investment techniques. The Fund can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations. The Fund may use derivatives, such as futures and options, for any reason, including to enhance return, earn income or reduce exposure to other risks.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the risks of investing in the Fund.

Derivatives Risk—complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as small- or mid-capitalization companies.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Tax Management Risk—although the Fund is managed to minimize taxable distributions, it may not be able to avoid taxable distributions.

2	Managers Investment Group

MANAGERS AMG FQ TAX-MANAGED U. S. EQUITY FUND SUMMARY PROSPECTUS

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 1.800.835.3879.

Calendar Year Total Returns as of 12/31/10 (Institutional Class)

Best Quarter: 14.52% (3rd Quarter 2009)

Worst Quarter: -25.90% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/10

Managers AMG FQ Tax-Managed U.S. Equity Fund	1 Year	5 Years	10 Years	Since Inception
Class A Return Before Taxes	16.57%	—	—	3/1/06 -0.21%

Class C Return Before Taxes	21.78%	—	—	3/1/06 0.25%

Institutional Class Return Before Taxes	23.98%	1.99%	3.17%	—

Institutional Class Return After Taxes on Distributions	23.91%	1.90%	3.06%	—

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	15.69%	1.68%	2.71%	—

Russell 3000® index (reflects no deduction for fees, expenses, or taxes)	16.93%	2.74%	2.16%	12/18/00 2.15%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only, and after-tax returns for Class A and Class C shares will vary.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

First Quadrant, L.P. (“First Quadrant”)

Portfolio Managers

Jia Ye, PhD

Partner & Chief Investment Strategist, First Quadrant;

Portfolio Manager of the Fund since 01/08.

David Chrisman, PhD, CFA

Director of Investment Research, First Quadrant;

Portfolio Manager of the Fund since 05/10.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Class A and Class C

Regular Account: $2,000

Individual Retirement Account: $1,000

Institutional Class

Regular Account: $2,500,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Class A and Class C (all accounts): $100

Institutional Class (all accounts): $1,000

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 1.800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

Managers Investment Group	3

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND SUMMARY PROSPECTUS

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4	Managers Investment Group